Exhibit 24.1

             DIRECTOR'S POWER OF ATTORNEY



     The undersigned director of Advantage Learning
Systems, Inc. (the "Company") hereby constitutes and appoints Michael H. Baum and John R. Hickey, and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-3 to which this Power of Attorney is attached, including any supplements or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 13th day of July, 1999.





                                   /s/ Judith A. Paul
                                   -----------------------
                                   Judith A. Paul

                                           Exhibit 24.1

             DIRECTOR'S POWER OF ATTORNEY



     The undersigned director of Advantage Learning
Systems, Inc. (the "Company") hereby constitutes and appoints Michael H. Baum and John R. Hickey, and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-3 to which this Power of Attorney is attached, including any supplements or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 13th day of July, 1999.





                                   /s/ Terrance D. Paul
                                   ------------------------
                                   Terrance D. Paul

                                           Exhibit 24.1

             DIRECTOR'S POWER OF ATTORNEY



     The undersigned director of Advantage Learning
Systems, Inc. (the "Company") hereby constitutes and appoints Michael H. Baum and John R. Hickey, and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-3 to which this Power of Attorney is attached, including any supplements or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 13th day of July, 1999.





                                   /s/ Timothy P. Welch
                                   ----------------------
                                   Timothy P. Welch

                                           Exhibit 24.1

             DIRECTOR'S POWER OF ATTORNEY



     The undersigned director of Advantage Learning
Systems, Inc. (the "Company") hereby constitutes and appoints Michael H. Baum and John R. Hickey, and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-3 to which this Power of Attorney is attached, including any supplements or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 13th day of July, 1999.





                                   /s/ John H. Grunewald
                                   -----------------------
                                   John H. Grunewald

                                           Exhibit 24.1

             DIRECTOR'S POWER OF ATTORNEY



     The undersigned director of Advantage Learning
Systems, Inc. (the "Company") hereby constitutes and appoints Michael H. Baum and John R. Hickey, and each of them, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign for the undersigned and in the undersigned's name in the capacity as a director of the Company the Registration Statement on Form S-3 to which this Power of Attorney is attached, including any supplements or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission and any other regulatory authority, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the undersigned's substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 13th day of July, 1999.





                                   /s/ Perry S. Akins
                                   ---------------------
                                   Perry S. Akins